An Ideal IRA Choice!

                           Defined Asset Funds [SM]

                             Select Ten Portfolio

            Sometimes, simple strategies can be the most effective.


                                                       [ML logo] Merrill Lynch


Our Select Ten Portfolio -- it's simple.

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average [*]
(DJIA) looks for equity value by investing in established companies whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

The Select Ten Portfolio

The Select Ten Portfolio employs a simple strategy of investing in the ten highest dividend-yielding stocks in the DJIA, and holding them for about one year. When a Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio of the then-current strategy, if available, or you can redeem your investment. Although this is a one-year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for the following Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:

Series From Inception through 12/31/97     Most Recently Completed Portfolio

Inception                       Return           Period             Return
5/17/91         Series B        16.90%       5/20/96-6/27/97        27.54%
1/3/92          Series A        16.58%       1/18/96-2/28/97        31.27%
9/1/92          Series C        20.21%       9/17/96-10/24/97       28.52%
7/22/96         Series 3        27.46%       7/22/96-8/29/97        33.68%
11/1/96         Series 5        21.11%       11/1/96-12/12/97       25.85%

Past performance is no guarantee of future results. Average annual total returns represent fair price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception and Most Recently Completed Portfolio will differ because Series From Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different. Returns for Series From Inception will differ from Most Recently Completed Portfolio because the former assume annual rollovers and reflect reduced sales charges on rollovers, and the performance periods differ.

Hypothetical Results

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks to see how it compared to the DJIA and the S&P 500 Index[*]. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 12 and the S&P 500 Index in 11 of the last 25 years if sales charges and expenses were deducted and would have produced a loss in 5 of those years. But, as you can see from the chart below, the results are compelling.


Defining Your Risks

Select Ten Portfolios are designed for investors willing and able to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital. The value of the investment will fluctuate with the prices of the underlying stocks and the price when you sell your units may be more or less than their cost. Equity markets have been at historically high levels, and no assurance can be given that these levels will continue. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%.

[Insert graph]
[A mountain chart compares the cumulative annual performance from 1973 through 12/31/97 of the Strategy (blue), the DJIA (pink), and the S&P 500 Index (green). A blue box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1973 through 12/31/97. The vertical (Y) axis reflects the dollar amount of performance for each index from 1973 through 12/31/97. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($416,360 ), the DJIA ($212,619), and the S&P 500 Index ($205,563).]

There can be no assurance that any Portfolio will outperform either index. Results shown represent price changes plus dividends reinvested at each year end, and do not reflect commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimates expenses (about 0.21% a year). Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For a more complete discussion of Strategy and Portfolio performance, please speak to your financial professional.

------------
* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stock, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.


Act Now!

You can get started with the Select Ten Strategy right now with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including all sales charges and expenses. Be sure to read the prospectus carefully before you invest.

Yes! I would like more information on the Select Ten DJIA Portfolio from Defined Asset Funds.

15360NI-1/98
[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
                 Member SIPC.